UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 17, 2014

FullCircle Registry, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-51918	87-0653761
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Alpine Drive, Shelbyville, KY 40065
(Address of principal executive offices)

(502) 410-4500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 17, 2014 the Securities and Exchange Commission declared effective our Registration Statement on Form S-1 covering the sale of up to $1,500,000 of our Common Stock through Kodiak Capital Group, LLC (“Kodiak”) for the purpose of acquiring funding for working capital and expanding our business model.

On June 30, 2014, we entered into a Stock Purchase Agreement and a Registration Rights Agreement with Kodiak. Under the Stock Purchase Agreement, Kodiak has agreed to provide us with up to $1,500,000 of equity financing following effectiveness of a Registration Statement on Form S-1.

We filed the Registration Statement on September 26, 2014, and it was declared effective on December 17, 2014.

Attached as Exhibit 99.1is a Public Release that provides more detail of the process and use of funds.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1

Press Release, dated December 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fullcircle Registry, Inc.

Date: December 17, 2014

By: /s/ Norman L. Frohreich

Norman L. Frohreich, President

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